SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: March 27, 2003

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Certification of President and Chief Executive Officer relating to Form 10-K for the year ended December 31, 2002
99.2	Certification of Executive Vice President, Chief Financial Officer and Secretary relating to Form 10-K for the year ended December 31, 2002

Item 9.    Regulation FD Disclosure.

Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company’s Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date:	March 28, 2003	By:	/s/ James C. Cook
James C. Cook
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of President and Chief Executive Officer relating to Form 10-K for the year ended December 31, 2002
99.2	Certification of Executive Vice President, Chief Financial Officer and Secretary relating to Form 10-K for the year ended December 31, 2002